DREYFUS

      CALIFORNIA TAX EXEMPT

      BOND FUND, INC.

      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                             DREYFUS CALIFORNIA

                                                     TAX EXEMPT BOND FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

HOW DID DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended May 31, 2002, the fund achieved a total return of 6.69% .(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 6.50% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.76%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s strong relative performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- at a time when interest rates were falling. The fund also benefited from its focus on high quality securities during a period in which the California and U.S. economies were in recession.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During much of the reporting period, the fund benefited from falling interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates during the second half of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, municipal bond yields generally continued to fall, and prices rose.

Soon after 2002 began, however, the U.S. economy seemed to be recovering. In March, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to encouraging economic data. Many fixed-income investors interpreted this shift as a signal that the Fed's next move would be toward higher interest rates, and these expectations were factored into municipal bond prices, which fell sharply in March. However, in April and May the market rallied strongly when it became apparent that the economic recovery might not be as robust as many previously hoped, and the Fed is unlikely to raise short-term interest rates until later this year.

While interest rates were falling, we maintained the fund's average duration at a relatively long position. This strategy was designed to lock in prevailing yields for as long as we deemed practical. More recently, after it became clear that the Fed's aggressive interest-rate reduction campaign was over, we shifted the fund's average duration to a point that was in line with that of its Lipper category average. Throughout the reporting period, our credit selection strategy was relatively defensive, focusing on issuers that, in our view, would be able to withstand economic weakness. These issuers included a number of local government entities as well as financially sound hospitals.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have recently seen signs that the economic recovery is taking hold in California. What' s more, despite some ongoing political controversy, the pressures associated with the utility crisis appear to have abated. While this environment may be considered positive for California's fiscal health, it may have negative implications for inflation and the bond market. Accordingly, we have continued to maintain a neutral duration management strategy and a relatively defensive security selection strategy, emphasizing income-oriented bonds selling at a modest premium to their face values. These "cushion bonds" typically maintain more of their value during market declines than other types of tax-exempt securities. In addition, we have been careful to focus on issuers that, in our opinion, enjoy high levels of credit quality, including municipal projects that provide essential services such as water and sewer facilities. We have also recently found attractive opportunities for income among bonds backed by revenues from special facilities, such as sports arenas. Of course, we are prepared to change the fund's composition as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California Tax Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/02


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            6.69%               5.76%             5.61%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

May 31, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--80.4%

Alameda Corridor Transportation Authority, Revenue:

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                3,055,650

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                4,308,525

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                6,887,675

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                3,819,626

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                6,239,171

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                2,411,040

Anaheim Public Finance Authority, Tax Allocation Revenue

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               22,817,600

Berkeley, Health Facilities Revenue

   (Alta Bates Medical Center)
   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          17,766,530

California 5.65%, 6/1/2030                                                                   22,330,000               23,103,288

California Department of Veteran Affairs,
   Home Purchase Revenue

   5.50%, 12/1/2019                                                                          15,000,000               15,149,550

California Educational Facilities Authority, Revenue

   (California Institute of Technology)
   4.25%, 10/1/2028                                                                          50,565,000               43,877,779

California Health Facilities Financing Authority, Revenue:

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                           27,695,000               29,020,483

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,360,457

   (Stanford University)
      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,046,422

   (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                           3,000,000                3,040,020

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,380,000                1,415,328

      6.35%, 2/1/2009                                                                         1,475,000                1,512,716

      6.40%, 2/1/2010                                                                         1,555,000                1,594,715

      6.70%, 8/1/2025 (Insured; FHA)                                                            825,000                  849,461

      6.40%, 8/1/2027 (Insured; MBIA)                                                        12,400,000               12,977,096

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,130,000                7,398,231

   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                          3,140,000                3,208,107

   Revenue:

      11.404%, 8/1/2026                                                                       5,610,000  (b,c)         6,094,480

      9.756%, 8/1/2027                                                                        3,030,000  (b,c)         3,289,307

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        1,980,000                2,103,017

      6.30%, 8/1/2024                                                                         5,500,000                5,615,005

      6.45%, 8/1/2025                                                                         8,155,000                8,551,007

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority

  PCR:

      9.808%, 6/1/2014                                                                       24,165,000  (b,c)        31,526,867

      (Pacific Gas and Electric Co.)

         6.35%, 6/1/2009 (Insured; MBIA)                                                      5,000,000                5,162,850

      (Southern California Edison Co.):

         7%, 3/1/2005                                                                        15,000,000               15,312,750

         6.40%, 12/1/2024                                                                    12,600,000               12,152,574

California Public Works Board, LR:

  (Department of Corrections,
    Calipatria State Prison, Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000               15,821,260

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,550,450

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)           8,712,043

California State University, Fresno Association Inc.,

  Auxiliary Organization Event Center Revenue:

      6%, 7/1/2022                                                                            3,500,000                3,519,215

      6%, 7/1/2026                                                                            2,500,000                2,503,050

      6%, 7/1/2031                                                                            4,500,000                4,525,065

California Statewide Communities Development Authority:

  COP:

      (Saint Joseph Health System Group)
         6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                               7,000,000  (a)           7,785,260

      (The Internext Group) 5.375%, 4/1/2030                                                 20,000,000               18,507,200

   Revenue:

      (Kaiser Permanente) 5.50%, 11/1/2032                                                   13,500,000               13,318,695

      (Sutter Health) 5.50%, 8/15/2028                                                       10,000,000                9,929,100

Central California Joint Powers
   Health Financing Authority, COP

   (Community Hospitals of Central California)
   5.75%, 2/1/2031                                                                           15,000,000               14,986,050

Colton Joint Unified School District, GO

   5.375%, 8/1/2026 (Insured; FGIC)                                                           2,500,000                2,565,000

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                   9,000,000  (a)           9,370,800

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                9,105,400

East Bay Municipal Utility District,

   Water System Revenue
   4.75%, 6/1/2034 (Insured; MBIA)                                                            5,285,000                4,917,692


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fontana, Special Tax 5.25%, 9/1/2017 (Insured; MBIA)                                         10,000,000               10,423,900

Fremont Union High School District
   5.25%, 9/1/2025 (Insured; FGIC)                                                            4,050,000                4,088,799

Fresno, Sewer Revenue
   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000               10,022,938

Long Beach, Harbor Revenue

   5.375%, 5/15/2024                                                                         15,150,000               15,312,559

Los Angeles Community Redevelopment Agency,
   Tax Allocation (Hollywood Redevelopment Project)
   6.10%, 7/1/2022 (Insured; MBIA)

   (Prerefunded 7/1/2002)                                                                     4,900,000  (a)           5,016,914

Los Angeles Department Water and Power, Revenue:

   Power System 5.25%, 7/1/2019                                                              44,000,000               45,327,480

   Waterworks:

      4.50%, 10/15/2024                                                                       4,000,000                3,608,080

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,908,370

Los Angeles Harbor Department, Revenue
   6%, 8/1/2012                                                                               8,900,000                9,884,518

Los Angeles Municipal Improvement Corp., LR

  (Central Library Project):

      6.30%, 6/1/2016 (Prerefunded 6/1/2002)                                                  3,500,000  (a)           3,570,000

      6.30%, 6/1/2018 (Prerefunded 6/1/2002)                                                  4,250,000  (a)           4,335,000

      6.35%, 6/1/2020 (Prerefunded 6/1/2002)                                                  7,700,000  (a)           7,854,000

Los Angeles Unified School District, GO

   5.125%, 1/1/2027 (Insured; MBIA)                                                          54,845,000               54,766,572

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  780,675

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  751,911

Metropolitan Water District of Southern California,
   Waterworks Revenue:

      5.25%, 3/1/2019                                                                         4,915,000                5,091,055

      5.25%, Series A, 3/1/2020                                                               4,425,000                4,545,316

      5.25%, Series B, 3/1/2020                                                               2,450,000                2,516,616

      5.25%, 3/1/2021                                                                         5,430,000                5,548,048

Modesto, Multi-Family Housing Mortage Revenue
   6.40%, 6/1/2029                                                                            7,723,000                7,876,224

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,525,000                5,528,536

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Northern California Power Agency, Revenue

  (Hydroelectric Project Number 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (a)             832,214

      5.125%, 7/1/2023 (Insured; MBIA)                                                       15,000,000               15,038,700

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (a)             482,865

Oakland Unified School District

   5.25%, 8/1/2024 (Insured; FGIC)                                                           17,275,000               17,497,847

Pasadena Community Development Commission,
   MFHR (Civic Center)

   6.45%, 12/1/2021 (Insured; FSA)                                                           13,185,000               13,486,805

Port of Oakland, Special Facilities Revenue
   (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            2,000,000                2,026,280

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,233,994

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                8,371,093

   9.495%, 11/15/2015 (Insured; MBIA)                                                         9,000,000  (b,c)         9,855,180

   5.20%, 7/1/2017 (Insured; MBIA)                                                              300,000                  310,197

San Bernardino County, COP (Capital Facilities Project)

   6.875%, 8/1/2024                                                                           5,000,000                6,251,000

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                4,550,280

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                3,327,300

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                3,137,000

San Francisco City and County Airports Commission,
   International Airport Revenue:

      4.50%, 5/1/2026 (Insured; MBIA)                                                        10,000,000                9,016,200

      4.50%, 5/1/2028 (Insured; MBIA)                                                         3,880,000                3,477,838

      (Special Facilities Lease-SFO Fuel-A):

         5.25%, 1/1/2025 (Insured; AMBAC)                                                     6,460,000                6,469,690

         5.25%, 1/1/2027 (Insured; AMBAC)                                                     5,000,000                5,004,400

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   120,240,000               24,302,909


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Juan Unified School District:

   Zero Coupon, 8/1/2023 (Insured; FSA)                                                      10,030,000                3,132,068

   Zero Coupon, 8/1/2024 (Insured; FSA)                                                      10,655,000                3,135,660

Santa Barbara, COP
   (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)
   (Prerefunded 6/28/2002)                                                                    4,000,000  (a)           4,095,680

Southern California Rapid Transportation District,
   COP (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,428,885

University of California, Revenue (Multi Purpose):

   5.25%, 9/1/2027 (Insured; MBIA)                                                           33,475,000               33,705,977

   5.125%, 9/1/2030 (Insured; FGIC)                                                          15,000,000               14,888,100

Whittier Health Facility, Revenue

   (Presbyterian Intercommunity Hospital)
   5.75%, 6/1/2031                                                                           10,090,000               10,099,485

U.S. RELATED--12.1%

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2016 (Insured; MBIA)                                                           11,580,000               12,835,388

   5.50%, 7/1/2020 (Insured; MBIA)                                                           12,620,000               13,751,383

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,

      Special Tax Revenue:

         5%, 7/1/2014 (Insured; AMBAC)                                                       15,000,000               15,622,650

         5.50%, 10/1/2032                                                                    26,000,000               27,072,500

         5.50%, 10/1/2040                                                                    36,390,000               37,824,858

Puerto Rico Public Finance Corp.
   5.125%, 6/1/2024                                                                          25,000,000               25,735,250

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $990,196,602)                                                                                             1,017,540,794
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--6.2%
-----------------------------------------------------------------------------------------------------------------------------------

California Housing Finance Agency, Revenue, VRDN:

   1.65%                                                                                      5,000,000  (d)           5,000,000

   (Multi-Family Housing ) 1.65%                                                              6,000,000  (d)           6,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

California Statewide Communites Development
  Authority, Revenue, COP, VRDN

   (Sutter Health Obligation Group)
   1.55% (Insured; AMBAC)                                                                     5,000,000  (d)           5,000,000

Newport Beach Revenue, VRDN (Hoag Memorial Hospital):

   1.55%, Series A                                                                            3,800,000  (d)           3,800,000

   1.55%, Series B                                                                            7,100,000  (d)           7,100,000

   1.55%, Series C                                                                           23,200,000  (d)          23,200,000

Orange County, Various Sanitation Districts, COP, VRDN

   1.55%                                                                                     18,000,000  (d)          18,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $68,100,000)                                                                                                 68,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,058,296,602 )                                                           98.7%           1,085,640,794

CASH AND RECEIVABLES (NET)                                                                          1.3%              14,110,114

NET ASSETS                                                                                        100.0%           1,099,750,908




Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              67.8

AA                               Aa                              AA                                               11.3

A                                A                               AA                                                8.7

BBB                              Baa                             BBB                                               5.1

BB                               Ba                              BB                                                2.5

F1                               MIG1/P1                         SP1/A1                                            4.6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2002,
     THESE SECURITIES AMOUNTED TO $50,765,834 OR 4.6% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,058,296,602  1,085,640,794

Interest receivable                                                  16,914,371

Prepaid expenses                                                         22,901

                                                                  1,102,578,066
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           602,616

Cash overdraft due to Custodian                                       1,051,100

Payable for investment securities purchased                           1,035,967

Accrued expenses                                                        137,475

                                                                      2,827,158
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,099,750,908
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,067,111,520

Accumulated net realized gain (loss) on investments                   5,295,196

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     27,344,192
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,099,750,908
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      75,344,603

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.60

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     58,308,917

EXPENSES:

Management fee--Note 3(a)                                            6,666,099

Shareholder servicing costs--Note 3(b)                                 955,093

Custodian fees                                                          83,745

Directors' fees and expenses--Note 3(c)                                 55,832

Professional fees                                                       46,273

Prospectus and shareholders' reports                                    28,150

Registration fees                                                       22,824

Loan commitment fees--Note 2                                            15,041

Miscellaneous                                                           21,649

TOTAL EXPENSES                                                       7,894,706

INVESTMENT INCOME--NET                                              50,414,211
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             21,740,226

Net unrealized appreciation (depreciation) on investments             (512,772)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,227,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                71,641,665

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                           -------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         50,414,211          53,717,769

Net realized gain (loss) on investments        21,740,226          11,489,343

Net unrealized appreciation (depreciation)
   on investments                                (512,772)         58,431,384

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   71,641,665         123,638,496
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (50,093,523)        (53,717,769)

Net realized gain on investments              (18,656,233)                 --

TOTAL DIVIDENDS                               (68,749,756)        (53,717,769)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 135,978,352          72,689,841

Dividends reinvested                           46,241,906          34,463,059

Cost of shares redeemed                      (184,856,463)       (123,571,268)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (2,636,205)        (16,418,368)

TOTAL INCREASE (DECREASE) IN NET ASSETS           255,704          53,502,359
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,099,495,204       1,045,992,845

END OF PERIOD                               1,099,750,908       1,099,495,204
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,245,260           4,997,852

Shares issued for dividends reinvested          3,147,739           2,374,396

Shares redeemed                               (12,550,197)         (8,498,680)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (157,198)         (1,126,432)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended May 31,
                                                     -------------------------------------------------------------------------------

                                                           2002(a)            2001            2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                    14.56              13.65           14.72          14.88           14.32

Investment Operations:

Investment income--net                                      .67(b)             .71             .70            .68             .70

Net realized and unrealized
   gain (loss) on investments                               .29                .91           (1.01)          (.12)            .56

Total from Investment Operations                            .96               1.62            (.31)           .56            1.26

Distributions:

Dividends from investment
   income--net                                             (.67)              (.71)           (.71)          (.68)           (.70)

Dividends from net realized
   gain on investments                                     (.25)                --            (.05)          (.04)             --

Total Distributions                                        (.92)              (.71)           (.76)          (.72)           (.70)

Net asset value, end of period                            14.60              14.56           13.65          14.72           14.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           6.69              11.98           (2.04)          3.81            8.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .71                .70             .73            .72             .71

Ratio of net investment income
   to average net assets                                   4.54               4.87            5.03            4.56           4.77

Portfolio Turnover Rate                                   51.69              32.21           34.09           58.49          64.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,099,751          1,099,495       1,045,993       1,234,856      1,310,139

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.51% TO 4.54%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
     PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $27,419 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $125,273, accumulated capital gain $5,169,923 and unrealized appreciation $27,877,974.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, were as follows: ordinary income $3,830,107 and $0, long term capital gain $14,826,126 and $0 and tax exempt income $50,093,523 and $53,717,769, respectively.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $1,034,534, increased net realized gain (loss) on investments by $394,755 and increased paid-in capital by $639,779. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.


(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $518,537 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $282,281 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $49,583.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $536,954,772 and $572,427,570, respectively.

At May 31, 2002, the cost of investments for federal income tax purposes was $1,057,762,820; accordingly accumulated net unrealized appreciation on investments was $27,877,974, consisting of $33,232,812 gross unrealized appreciation and $5,354,838 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $713,846 increase in accumulated undistributed investment income-net and a corresponding $713,846 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on May 31, 2001.

The effect of this change for the period ended May 31, 2002 was to increase net investment income by $320,689, increase net unrealized appreciation (depreciation) by $180,064 and decrease net realized gains (losses) by $500,753. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP


New York, New York

July 5, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2002:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), and

--the fund hereby designates $.1982 per share as a long-term capital gain distribution of the $.2494 per share paid on December 7, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

JONI EVANS (60)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Socially Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                        FOR MORE INFORMATION

                        DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. 200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  928AR0502